Page 22 of 23 Pages


                                    EXHIBIT C

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Igen International, Inc. dated as of June 15, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  June 15, 1998                    SOROS FUND MANAGEMENT LLC

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


Date:  June 15, 1998                    GEORGE SOROS

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  June 15, 1998                    STANLEY F. DRUCKENMILLER

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  June 15, 1998                    WHITE ROCK CAPITAL PARTNERS, L.P.

                                        By:  White Rock Capital Management, L.P.
                                             Its General Partner

                                             By:  White Rock Capital, Inc.
                                                  Its General Partner

                                                  By:  /S/ THOMAS U. BARTON
                                                       ------------------------
                                                       Thomas U. Barton
                                                       President


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                                                             Page 23 of 23 Pages



Date:  June 15, 1998                    WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                        By:  White Rock Capital Inc.
                                             Its General Partner

                                             By:  /S/ THOMAS U. BARTON
                                                  -----------------------------
                                                  Thomas U. Barton
                                                  President


Date:  June 15, 1998                    WHITE ROCK CAPITAL, INC.

                                        By:  /S/ THOMAS U. BARTON
                                             ----------------------------------
                                             Thomas U. Barton
                                             President


Date:  June 15, 1998                    /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton


Date:  June 15, 1998                    /S/ JOSEPH U. BARTON
                                        ---------------------------------------
                                        Joseph U. Barton